Hennessy Cornerstone Large Growth Fund
Schedule of Investments
July 31, 2021 (Unaudited)

	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 97.82%
Communication Services - 5.70%
Omnicom Group, Inc.	39,300	$2,861,826	1.76%
The Interpublic Group of Companies, Inc.	103,400	3,656,224	2.26%
Verizon Communications, Inc.	48,900	2,727,642	1.68%
		9,245,692	5.70%
Consumer Discretionary - 26.64%
AutoZone, Inc. (a)	2,300	3,734,211	2.30%
Best Buy Co., Inc.	26,900	3,022,215	1.86%
Dollar General Corp.	14,300	3,326,752	2.05%
Dollar Tree, Inc. (a)	27,500	2,744,225	1.69%
DR Horton, Inc.	35,100	3,349,593	2.07%
eBay, Inc.	47,900	3,267,259	2.02%
Lowe’s Companies, Inc.	16,900	3,256,461	2.01%
O’Reilly Automotive, Inc. (a)	6,000	3,623,040	2.24%
PulteGroup, Inc.	59,900	3,286,713	2.03%
Target Corp.	14,700	3,837,435	2.37%
The Home Depot, Inc.	10,500	3,445,995	2.13%
Whirlpool Corp.	14,200	3,145,868	1.94%
Williams-Sonoma, Inc.	20,600	3,125,020	1.93%
		43,164,787	26.64%
Consumer Staples - 11.19%
Kellogg Co.	46,800	2,965,248	1.83%
Kimberly-Clark Corp.	21,100	2,863,692	1.77%
Philip Morris International, Inc.	32,200	3,222,898	1.99%
The Clorox Co.	14,900	2,695,261	1.66%
The Kroger Co.	83,900	3,414,730	2.11%
Walmart, Inc.	20,800	2,965,040	1.83%
		18,126,869	11.19%
Financials - 10.25%
Ameriprise Financial, Inc.	12,200	3,142,232	1.94%
KKR & Co., Inc.	59,300	3,780,968	2.33%
T. Rowe Price Group, Inc.	16,700	3,409,472	2.11%
The Allstate Corp.	25,300	3,290,265	2.03%
The Progressive Corp.	31,400	2,988,024	1.84%
		16,610,961	10.25%
Health Care - 21.59%
AbbVie, Inc.	25,100	2,919,130	1.80%
Amgen, Inc.	12,000	2,898,480	1.79%
Biogen, Inc. (a)	9,900	3,234,627	2.00%
Cardinal Health, Inc.	52,400	3,111,512	1.92%
HCA Healthcare, Inc.	15,700	3,896,740	2.40%
Hologic, Inc. (a)	37,500	2,814,000	1.74%
Humana, Inc.	7,100	3,023,606	1.87%
Merck & Co., Inc.	37,200	2,859,564	1.76%
Organon & Co. (a)	4,020	116,620	0.07%
Quest Diagnostics, Inc.	23,400	3,318,120	2.05%
Regeneron Pharmaceuticals, Inc. (a)	6,000	3,447,660	2.13%
UnitedHealth Group, Inc.	8,100	3,338,982	2.06%
		34,979,041	21.59%
Industrials - 11.13%
3M Co.	15,400	3,048,276	1.88%
Booz Allen Hamilton Holding Corp., Class A	35,000	3,003,350	1.85%
Emerson Electric Co.	31,500	3,178,035	1.96%
Lockheed Martin Corp.	8,200	3,047,694	1.88%
Snap-on, Inc.	13,300	2,899,134	1.79%
Union Pacific Corp.	13,100	2,865,756	1.77%
		18,042,245	11.13%
Information Technology - 9.57%
Cisco Systems, Inc.	60,200	3,333,274	2.06%
HP, Inc.	93,300	2,693,571	1.66%
Intel Corp.	44,450	2,387,854	1.48%
NortonLifeLock, Inc.	138,500	3,437,570	2.12%
Oracle Corp.	41,900	3,651,166	2.25%
		15,503,435	9.57%
Materials - 1.75%
FMC Corp.	26,600	2,844,870	1.75%
Total Common Stocks (Cost $125,653,592)		158,517,900	97.82%

SHORT-TERM INVESTMENTS - 2.24%
Money Market Funds - 2.24%
First American Government Obligations Fund, Institutional Class, 0.03% (b)	3,621,813	3,621,813	2.24%
Total Short-Term Investments (Cost $3,621,813)		3,621,813	2.24%

Total Investments (Cost $129,275,405) - 100.06%		162,139,713	100.06%
Liabilities in Excess of Other Assets - (0.06)%		(103,357)	(0.06)%
TOTAL NET ASSETS - 100.00%		$162,036,356	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of July 31, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2021

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) generally are valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of July 31, 2021, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$9,245,692	$–	$–	$9,245,692
Consumer Discretionary	43,164,787	–	–	43,164,787
Consumer Staples	18,126,869	–	–	18,126,869
Financials	16,610,961	–	–	16,610,961
Health Care	34,979,041	–	–	34,979,041
Industrials	18,042,245	–	–	18,042,245
Information Technology	15,503,435	–	–	15,503,435
Materials	2,844,870	–	–	2,844,870
Total Common Stocks	$158,517,900	$–	$–	$158,517,900

Short-Term Investments
Money Market Funds	$3,621,813	$–	$–	$3,621,813
Total Short-Term Investments	$3,621,813	$–	$–	$3,621,813

Total Investments	$162,139,713	$–	$–	$162,139,713